Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Commitments And Contingencies [Abstract]
Commitments and contingencies	Commitments and contingencies:
a) Take-or-pay purchase contracts and related commitments:
The Company has commitments under take-or-pay contracts to purchase natural gas, to pay for transportation capacity related to the delivery of natural gas and to purchase oxygen and other feedstock requirements for our operating plants and Geismar 3 project up to 2042. The minimum estimated commitment under these contracts, except as noted below, is as follows:

As at December 31, 2020

2021	2022	2023	2024	2025	Thereafter
$397,515	$397,346	$431,060	$447,165	$447,017	$1,560,734
In the above table, the Company has included natural gas commitments at the contractual volume and prices.

b) Other commitments:
The Company has future minimum payments relating primarily to short-term vessel charters, terminal facilities, and other commitments that are not leases, as follows:

As at December 31, 2020

2021	2022	2023	2024	2025	Thereafter
$64,768	$3,304	$539	$539	$539	$2,571

c) Purchased methanol:
The Company has marketing rights for 100% of the production from its jointly owned plants (the Atlas plant in Trinidad in which it has a 63.1% interest and the plant in Egypt in which it has a 50% interest), which results in purchase commitments of an additional 1.2 million tonnes per year of methanol offtake supply when these plants operate at capacity. As at December 31, 2020, the Company also had commitments to purchase methanol from other suppliers for approximately 1.2 million tonnes for 2021 and 1.1 million tonnes in aggregate thereafter. The pricing under these purchase commitments is referenced to pricing at the time of purchase or sale, and accordingly, no amounts have been included in the table above.